CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income Statement [Abstract]
Revenue	$ 5,522,000	$ 5,346,000
Cost of revenue	3,504,000	3,662,000
Gross profit	2,018,000	1,684,000
Operating expenses:
Research and development	697,000	504,000
General and administration	4,014,000	2,097,000
Selling and marketing	1,522,000	910,000
Total operating expenses	6,233,000	3,511,000
Operating loss	(4,215,000)	(1,827,000)
Other expense:
Interest expense, related party	3,000
Interest expense	2,000
Total other expense	5,000
Net loss	(4,220,000)	(1,827,000)
Preferred Dividends	(639,000)
Net loss available to common stockholders	$ (4,859,000)	$ (1,827,000)
Net loss per common share basic and diluted:	$ (0.09)
Weighted average common shares, basic and diluted	54,273,016